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                                                                    Exhibit 24.1



                               POWER OF ATTORNEY


THE STATE OF TEXAS
                                                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS

     That each undersigned hereby constitutes and appoints Lynne P. Ciuba, H.R. Smith and David A. Wadsworth, and each of them, his true and lawful attorney or attorneys-in-fact with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a director or officer, or both, as the case may be, of Maxus Energy Corporation (the "Corporation") the Corporation's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, for fiscal year ended December 31, 1994, and to sign any or all amendments to such Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and to each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

January 31, 1995


J. DAVID BARNES                                 RAYMOND A. HAY
- ---------------                                 --------------
J. David Barnes                                 Raymond A. Hay

CHARLES L. BLACKBURN                           GEORGE L. JACKSON
- --------------------                           -----------------
Charles L. Blackburn                           George L. Jackson

B. CLARK BURCHFIEL                             JOHN T. KIMBELL
- ------------------                             ---------------
B. Clark Burchfiel                             John T. Kimbell

BRUCE B. DICE                                 RICHARD W. MURPHY
- -------------                                 -----------------
Bruce B. Dice                                 Richard W. Murphy

M. C. FORREST                               JOSE MARIA PEREZ ARTETA
- -------------                               -----------------------
M. C. Forrest                               Jose Maria Perez Arteta

CHARLES W. HALL                                  R. A. WALKER
- ---------------                                  ------------
Charles W. Hall                                  R. A. Walker

                                                W. THOMAS YORK
                                                --------------
                                                W. Thomas York
                            ***


G. R. BROWN                                     G. W. PASLEY
- -----------                                     ------------
G. R. Brown                                     G. W. Pasley